                                                                  EXHIBIT 99.14


DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

28-Jun-02              Summary Of Bank And Investment Accounts     Attachment 1
2:17 PM                Great Hawaiian Properties Corporation
Summary                     Case No: 01-10971 (JCA)                   UNAUDITED
Great Hawaiian              For Month Of May, 2002
Properties Corp

                                               Balances
                                     ------------------------------       Receipts &        Bank
                                        Opening          Closing        Disbursements     Statements       Account
Account                              As Of 5/01/02    As Of 5/31/02       Included         Included       Reconciled
-------                              -------------    -------------     -------------     ----------      ----------
AHC - Honolulu Disbursements              0.00             0.00           No -              No -            No -
Bank One                                                                  Account           Account         Account
Account # - 552-0110649303                                                Closed            Closed          Closed

AHC - Mainland Credit Cards             900.00         1,500.00           Yes               No - Not        Yes
Bank One                                                                                    Concentration
Account # - 552-0110521579                                                                  Account

AHC - Mainland Disbursements              0.00             0.00           No -              No -            No -
Bank One                                                                  Account           Account         Account
Account # - 552-0110673395                                                Closed            Closed          Closed

AHC - Mainland Payroll                    0.00             0.00           No -              No -            No -
Bank One                                                                  Account           Account         Account
Account # - 552-0110673387                                                Closed            Closed          Closed

AHC - Master Cash                         0.00             0.00           No -              No -            No -
Bank One                                                                  Account           Account         Account
Account # - 552-0110673360                                                Closed            Closed          Closed

AHC - Honolulu Credit Cards               0.00           (15.00)          Yes               No - Not        Yes
Bank One                                                                                    Concentration
Account # - 552-0110572580                                                                  Account

Great Hawaiian Prop Corp                  0.00             0.00           No -              No -            No -
Goldman Sachs & Co.                                                       Account           Account         Account
Account # - 020-33478-5                                                   Closed            Closed          Closed

28-Jun-02                   Receipts & Disbursements             Attachment 2-1
2:22 PM              Great Hawaiian Properties Corporation
R&D - Bank One            Case No: 01-10971 (JCA)                     UNAUDITED
AHC Mainland                      Bank One
Credit Cards             AHC Mainland Credit Cards
                         Account # - 552-0110521579
                            1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                       900.00


Receipts

                                       600.00       Receipts From Credit Card Chargeback Reversals



                                     --------
                                       600.00       Total Receipts


Disbursements



                                     --------
                                         0.00       Total Disbursements


Closing Balance - 31 May 02
                                     1,500.00

28-Jun-02                    Receipts & Disbursements            Attachment 2-2
2:25 PM              Great Hawaiian Properties Corporation
R&D - Bank One              Case No: 01-10971 (JCA)                   UNAUDITED
AHC Honolulu                     Bank One
Credit Cards             AHC Honolulu Credit Cards
                         Account # - 552-0110572580
                           1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                      0.00


Receipts



                                    ------
                                      0.00       Total Receipts


Disbursements

                                    (15.00)      Bank Fees - Account Being Left Open For Occasional
                                                 Prior Year Credit Card Chargeback Reversal



                                    ------
                                    (15.00)      Total Disbursements



Closing Balance - 31 May 02
                                    (15.00)

28-Jun-02                 Concentration & Investment               Attachment 3
2:17 PM                       Account Statements
Summary              Great Hawaiian Properties Corporation
Great Hawaiian             Case No: 01-10971 (JCA)
Properties Corp            For Month Of May, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:34
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=51 (AHC - OPERATIONS)


                              PTD-Actual
                              31-May-02
                              ----------

Revenue
Gross Revenue                   0.00
Allowances                      0.00
                                ----
Net Revenue                     0.00

Operating Expenses
Air                             0.00
Hotel                           0.00
Commissions                     0.00
Onboard Expenses                0.00
Passenger Expenses              0.00
Vessel Expenses                 0.00
Layup/Drydock Expense           0.00
Vessel Insurance                0.00
                                ----
Total Operating Expenses        0.00

                                ----
Gross Profit                    0.00

SG&A Expenses
Sales & Marketing               0.00
Start-Up Costs                  0.00
                                ----
Total SG&A Expenses             0.00

                                ----
EBITDA                          0.00

Depreciation                    0.00

                                ----
Operating Income                0.00

Other Expense/(Income)
Interest Income                 0.00
Equity in Earnings for Sub      0.00
Reorganization expenses         0.00
                                ----
Total Other Expense/(Income)    0.00

                                ----
Net Pretax Income/(Loss)        0.00

Income Tax Expense              0.00

                                ----
Net Income/(Loss)               0.00
                                ====

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:42
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=51 (AHC - OPERATIONS)


                                       YTD-Actual        YTD-Actual
                                       31-May-02         22-Oct-01
                                     -------------     -------------

ASSETS

Cash and Equivalent                       1,500.00        665,214.37

Restricted Cash                               0.00              0.00

Accounts Receivable                           0.00              0.00

Inventories                                   0.00         36,560.78

Prepaid Expenses                              0.00          1,609.00

Other Current Assets                          0.00              0.00

                                     -------------     -------------
Total Current Assets                      1,500.00        703,384.15


Fixed Assets                                  0.00      1,992,727.87

Accumulated Depreciation                      0.00     (1,687,090.91)

                                     -------------     -------------
Net Fixed Assets                              0.00        305,636.96


Net Goodwill                                  0.00              0.00

Intercompany Due To/From             21,009,106.76     20,319,892.39

Net Deferred Financing Fees                   0.00              0.00

Net Investment in Subsidiaries                0.00              0.00

                                     -------------     -------------
Total Other Assets                   21,009,106.76     20,319,892.39

                                     -------------     -------------
Total Assets                         21,010,606.76     21,328,913.50
                                     =============     =============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:42
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=51 (AHC - OPERATIONS)


                                       YTD-Actual        YTD-Actual
                                       31-May-02         22-Oct-01
                                     -------------     -------------

LIABILITIES

Accounts Payable                              0.00              0.00

Accrued Liabilities                           0.00              0.00

Deposits                                      0.00              0.00

                                     -------------     -------------
Total Current Liabilities                     0.00              0.00


Long Term Debt                                0.00              0.00

Other Long Term Liabilities         (15,184,601.60)   (15,184,601.60)

                                     -------------     -------------
Total Liabilities                   (15,184,601.60)   (15,184,601.60)


OTHER

Liabilities Subject to Compromise             0.00              0.00

                                     -------------     -------------
Total Other                                   0.00              0.00


OWNER'S EQUITY

Common Stock                              9,440.25          9,440.25

Add'l Paid In Capital                83,336,732.73     83,336,732.73

Current Net Income (Loss)              (318,306.74)      (516,397.64)

Retained Earnings                   (46,832,657.88)   (46,316,260.24)

                                     -------------     -------------
Total Owner's Equity                 36,195,208.36     36,513,515.10

                                     -------------     -------------
Total Liabilities & Equity           21,010,606.76     21,328,913.50
                                     =============     =============

Great Hawaiian                    ATTACHMENT 6                   01-10971 (JCA)
Properties Corp.              Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                                BEGINNING                                         ENDING
AFFILIATE NAME                               CASE NUMBER         BALANCE         DEBITS         CREDITS           BALANCE
American Classic Voyages Co.                 01-10954         51,110,970.59        --               --        51,110,970.59
AMCV Cruise Operations, Inc.                 01-10967          6,116,875.06        --               --         6,116,875.06
The Delta Queen Steamboat Co.                01-10970         (1,247,073.77)       --               --        (1,247,073.77)
Great AQ Steamboat, L.L.C.                   01-10960             22,591.38        --               --            22,591.38
Great Pacific NW Cruise Line, L.L.C.         01-10977             66,513.26        --               --            66,513.26
Great River Cruise Line, L.L.C.              01-10963             41,555.00        --               --            41,555.00
Great Ocean Cruise Line, L.L.C.              01-10959             34,964.32        --               --            34,964.32
Cape May Light, L.L.C.                       01-10961             (4,188.00)       --               --            (4,188.00)
Project America, Inc.                        N/A              (3,007,602.48)       --               --        (3,007,602.48)
Oceanic Ship Co.                             N/A                (345,917.07)       --               --          (345,917.07)
Ocean Development Co.                        01-10972            780,707.24        --               --           780,707.24
Great Hawaiian Cruise Line, Inc.             01-10975         (3,599,435.73)       --           600.00        (3,600,035.73)
American Hawaii Properties Corporation       01-10976            (62,430.01)       --               --           (62,430.01)
Great Independence Ship Co.                  01-10969        (28,898,393.97)       --               --       (28,898,393.97)
CAT II, Inc.                                 01-10968                570.94        --               --               570.94
                                                             --------------      ----           ------       --------------
                                                              21,009,706.76        --           600.00        21,009,106.76
                                                             ==============      ====           ======       ==============

                     Great Hawaiian Properties Corporation
                                 01-10971 (JCA)




                           Accounts Receivable Aging
                               As of May 31, 2002







                                  Attachment 7


                                 Not Applicable

                     Great Hawaiian Properties Corporation
                                 01-10971 (JCA)




                            Accounts Payable Detail
                               As of May 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.